UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ___________
                                   FORM 8-K
                                  ___________

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (date of earliest event reported): July 21, 2005


                  INTERCHANGE FINANCIAL SERVICES CORPORATION
            _____________________________________________________
            (Exact name of registrant as specified in its charter)


                                   New Jersey
                                  ____________
                 (State or other Jurisdiction of Incorporation)

          1-10518                                      22-2553159
 ________________________                  __________________________________
 (Commission File Number)                 (I.R.S. Employer Identification No.)

             Park 80 West/Plaza Two, Saddle Brook, N.J.    07663
             ____________________________________________________
              (Address of principal executive offices) (Zip Code)

                                 (201) 703-2265
                                 _______________
               (Registrant's telephone number, including area code)

                                   Not Applicable
______________________________________________________________________________
            (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

  [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Declaration of Cash Dividend.

On July 20, 2005, Interchange Financial Services Corporation issued a press release declaring a quarterly cash dividend. A copy of that release is furnished as Exhibit 99.1 to this Report.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Exhibits

           (c)  Exhibits.

           99.1 Press Release dated July 20, 2005 of the Registrant.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2005              Interchange Financial Services Corporation

                                  By: /s/ Charles T. Field
                                  ------------------------------------
                                  Name:  Charles T. Field
                                  Title: SVP & Chief Financial Officer

                            EXHIBIT INDEX


EXHIBT NUMBER      DESCRIPTION
_____________      ___________
99.1               Press Release, dated July 20, 2005, of the Registrant.